Other commitments and contingencies, concentrations and factors that may affect future operations:	12 Months Ended
Mar. 31, 2011
Other commitments and contingencies, concentrations and factors that may affect future operations:

23. Other commitments and contingencies, concentrations and factors that may affect future operations:

Commitments -

Commitments outstanding at March 31, 2011 for the purchase of property, plant and equipment and other assets approximated ¥315 million ($3,788 thousand).

Contingencies -

NIDEC has guaranteed approximately ¥111 million ($1,335 thousand) of bank loans for employees in connection with their housing costs at March 31, 2011. If an employee defaults on his/her loan payments, NIDEC would be liable under the guarantee. The maximum undiscounted amount of NIDEC’s obligation to make future payments in the event of defaults is approximately ¥111 million ($1,335 thousand). The current carrying amount of the liabilities for NIDEC’s obligations under the guarantee is zero.

Concentration of risk -

NIDEC is dependent on a number of large customers for a substantial portion of NIDEC’s net sales. Sales to NIDEC’s six largest customers represented approximately 36%, 41% and 36% of consolidated net sales for the years ended March 31, 2009, 2010 and 2011, respectively. Sales to NIDEC’s largest customer were approximately 10%, 11% and 9% of consolidated net sales for the years ended March 31, 2009, 2010 and 2011, respectively. Accounts receivable are financial instruments that expose NIDEC to a concentration of credit risk. At March 31, 2010, the six largest customers with outstanding accounts receivable balances totaled ¥61,629 million, or 41% of the gross accounts receivable, compared to ¥50,927 million ($612,471 thousand), or 33% of the gross accounts receivable, at March 31, 2011. If any one or group of these customer’s receivable balances should be deemed uncollectable, it would have a materially adverse effect on NIDEC’s results of operations and financial condition.

Product warranty -

NIDEC guarantees the performance of products delivered and services rendered for a certain period or term. Estimates for warranty cost are made based on historical warranty claim experience. The changes in product warranty liability for the years ended March 31, 2010 and 2011 are summarized as follows:

	Yen in millions		U.S. dollars in thousands
	March 31		March 31, 2011
	2010	2011
Balance at beginning of year	¥112	¥85	$1,022
Addition	122	928	11,161
Utilization	(149)	(61)	(734)
Foreign exchange impact	—	7	84

Balance at end of year	¥85	¥959	$11,533

The addition amounts largely increased by ¥806 million from ¥122 million for the year ended March 31, 2010 to ¥928 million for the year ended March 31, 2011. This was mainly due to Nidec Motor Corporation which was the newly consolidated subsidiaries for the year ended March 31, 2011.